Exhibit 99.1

Solventum Announces Pricing of Secondary Offering of Common Stock

ST. PAUL, Minn., Aug. 13, 2025—Solventum Corporation (NYSE: SOLV, the “Company” or “Solventum”) today announced the pricing of the previously announced secondary offering (the “Offering”) of 8,800,000 shares of its common stock, which is expected to result in gross proceeds of approximately $648 million to 3M Company (the “Selling Shareholder”). All of the shares of common stock are being sold by the Selling Shareholder and Solventum will not receive any of the proceeds from the Offering. The Offering is expected to close on or about Aug. 15, 2025, subject to customary closing conditions.

Goldman Sachs & Co. LLC and BofA Securities are acting as the underwriters for the Offering.

The shares of common stock are being offered pursuant to the Company’s shelf registration statement (and prospectus) on Form S-3, which became automatically effective upon filing with the U.S. Securities and Exchange Commission (the “SEC”) on Aug. 13, 2025. The Offering is being made only by means of a preliminary prospectus supplement, filed with the SEC on Aug. 13, 2025, and the accompanying prospectus. Before you invest, you should read the preliminary prospectus supplement and the accompanying prospectus in that registration statement in their entirety and other documents the Company has filed with the SEC for more complete information about the Company and the Offering. You may obtain these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, a copy of the preliminary prospectus supplement and accompanying prospectus may be obtained by contacting: Goldman Sachs & Co. LLC, Prospectus Department, 200 West Street, New York, NY 10282, by telephone at 1-866-471-2526, by facsimile at 212-902-9316, or by email at Prospectus-ny@ny.email.gs.com or BofA Securities, NC1-022-02-25, 201 North Tryon Street, Charlotte, NC, 28255-0001, Attn: Prospectus Department, Email: dg.prospectus_requests@bofa.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of any such state or jurisdiction.

Forward-Looking Statements
This press release contains forward-looking statements and forward-looking information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements involve inherent risks and uncertainties, and several important factors could cause actual results to differ materially from those contained in any such forward-looking statement. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “guidance,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning in connection with any discussion of future operating or financial performance or business plans or prospects. Among the factors that could cause actual results to differ materially from those described in our forward-looking statements are the following: (1) the effects of, and changes in, worldwide economic, political, regulatory, international, trade and geopolitical conditions, natural disasters, war, public health crises, and other events beyond Solventum’s control; (2) operational execution risks; (3) damage to Solventum’s reputation or its brands; (4) risks from acquisitions, strategic alliances, divestitures and other strategic events, including the divestiture of our Purification and Filtration business; (5) Solventum’s business dealings involving third-party partners in various markets; (6) Solventum’s ability to access the capital and credit markets and changes in Solventum’s credit ratings; (7) exposure to interest rate and currency risks; (8) the highly competitive environment in which Solventum operates and consolidation in the healthcare industry; (9) reduction in customers’ research budgets or government funding; (10) the timing and market acceptance of Solventum’s new product and service offerings; (11) ongoing working relationships with certain key healthcare professionals; (12) changes in reimbursement practices of governments or private payers or other cost containment measures; (13) Solventum’s ability to obtain components or raw materials supplied by third parties and other manufacturing and related supply chain difficulties, interruptions, and disruptive factors; (14) legal and regulatory proceedings and legal compliance risks (including third-party risks) with regards to antitrust, Foreign Corrupt Practices Act and other anti-bribery laws, environmental laws, anti-kickback and false claims laws, privacy laws, tax laws, and other laws and regulations in the United States and other countries in which Solventum operates; (15) potential liabilities related to a broad group of perfluoroalkyl and polyfluoroalkyl substances, collectively known as "PFAS"; (16) risks related to the highly regulated environment in which Solventum operates; (17) risks associated with product liability claims; (18) climate change and measures to address climate change; (19) security breaches and other disruptions to information technology infrastructure; (20) Solventum’s failure to obtain, maintain, protect, or effectively enforce its intellectual property rights; (21) pension and postretirement obligation liabilities; (22) any failure by 3M Company to perform any of its obligations under the various separation agreements entered into in connection with the separation of Solventum from 3M Company and distribution (the “Spin-Off”); (23) any failure to realize the expected benefits of the Spin-Off; (24) a determination by the IRS or other tax authorities that the Spin-Off or certain related transactions should be treated as taxable transactions; (25) indebtedness incurred in the financing transactions undertaken in connection with the Spin-Off and risks associated with additional indebtedness; (26) the risk that incremental costs of operating on a standalone basis (including the loss of synergies), costs of restructuring transactions and other costs incurred in connection with the Spin-Off will exceed Solventum's estimates; (27) the impact of the Spin-Off on Solventum's businesses and the risk that the Spin-Off may be more difficult, time-consuming or costly than expected, including the impact on Solventum's resources, systems, procedures and controls, diversion of management's attention and the impact on relationships with customers, suppliers, employees and other business counterparties; and (28) the impact of a significant number of shares of our common stock that may be sold by the Selling Shareholder.

The above list is not exhaustive or necessarily set forth in the order of importance. Forward-looking statements are based on certain assumptions and expectations of future events and trends, and actual future results and trends may differ materially from historical results or those reflected in any such forward-looking statements depending on a variety of factors. A further description of these factors is located under “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Solventum's periodic reports on file with the SEC. Solventum assumes no obligation to update any forward-looking statements discussed herein as a result of new information or future events or developments.

About Solventum

At Solventum, we enable better, smarter, safer healthcare to improve lives. As a new company with a long legacy of creating breakthrough solutions for our customers' toughest challenges, we pioneer game-changing innovations at the intersection of health, material and data science that change patients' lives for the better — while empowering healthcare professionals to perform at their best.

Solventum Investor Contact:
investors@solventum.com

Solventum Media Contact:
news@solventum.com